EXHIBIT 1.1

                                   LAZARD LTD

                 CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE

                                  -------------

                             UNDERWRITING AGREEMENT



                                                               November 30, 2006
Goldman, Sachs & Co.,
   As representative of the several Underwriters
     named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:


        Lazard Ltd, a company incorporated under the laws of Bermuda (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 7,000,000 shares and, at the election of the Underwriters, up to 1,950,000 additional shares of Class A Common Stock, par value $0.01 per share ("Stock"), of the Company and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 6,000,000 shares of Stock. The aggregate of 13,000,000 shares to be sold by the Company and the Selling Shareholders are herein called the "Firm Shares" and the aggregate of 1,950,000 additional shares to be sold by the Company are herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Shares".

        For the avoidance of doubt, it shall be understood and agreed by the parties hereto that any and all references in this Agreement to "subsidiaries" of the Company shall be deemed to include Lazard Group LLC, a Delaware limited liability company, and each other significant subsidiary of the Company as such term is defined in Rule 1-02(w) of Regulation S-X as promulgated by the Securities and Exchange Commission (the "Commission").

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) An "automatic shelf registration statement" as defined under Rule 405 under the Securities Act of 1933, as amended (the "Act"), on Form S-3 (File No. 333-138855) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission") not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became


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     effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Basic Prospectus";
     any   preliminary   prospectus   (including  any   preliminary   prospectus
     supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became
     effective,   are   hereinafter   collectively   called  the   "Registration
     Statement"; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the "Pricing Prospectus"; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 7(a) hereof is hereinafter called the "Prospectus"; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the
     Prospectus   shall  be  deemed  to  refer  to  and  include  the  documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares is hereinafter called an "Issuer Free Writing Prospectus");

          (b) No stop order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. or any other Underwriter by or through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of answers therein to Item 7 of Form S-3 under the Act;

          (c) For the purposes of this Agreement, the "Applicable Time" is 4:40 pm (Eastern time) on the date of this Agreement. The Pricing Prospectus as supplemented


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


     by each Issuer Free Writing Prospectus listed on Schedule III(a)(i) hereto and the pricing information provided orally by the Underwriters listed on
     Schedule III(d) hereto (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on
     Schedule III(a)(ii) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein; and no such documents were filed with the Commission since the Commission's close of business on the business day immediately prior to each of the date of this Agreement and the execution of this Agreement, except as set forth on
     Schedule III(c) hereto;

          (e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. or any other Underwriter by or through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to
     Item 7 of Form S-3 under the Act;


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


          (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, and other than as set forth in the Prospectus, there has not been (i) any change in the capital stock of the Company or any of its subsidiaries, (ii) any change in the amount of long-term debt of the Company or any of its subsidiaries, or (iii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' or members' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), otherwise than as (1) set forth or contemplated in the Pricing Prospectus, including the pro forma financial and capitalization information contained therein, (2) a result of the separation and recapitalization transactions that occurred at the time of the Company's initial public offering or (3) a result of any issuance of securities pursuant to the Company's 2005 Equity Incentive Plan;

          (g) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (h) (i) The Company (a) has been duly incorporated and is existing as a corporation in good standing under the laws of Bermuda (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda), with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus, (b) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing as a foreign corporation would not reasonably be expected to result in a Material Adverse Effect, and (c) is not subject to any material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and (ii) each subsidiary of the Company has been duly incorporated or organized and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect;

          (i) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Shares contained in the Pricing Prospectus and the Prospectus; and all of the issued shares of capital stock or other equity interests of each subsidiary of the


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     Company have been duly and validly  authorized  and issued,  are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Pricing Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances or claims, except (i) such liens, encumbrances or claims as described in the Pricing Prospectus or (ii) such liens, encumbrances or claims that, individually or in the aggregate, do not materially affect the value of such shares of capital stock or otherwise would not reasonably be expected to result in a Material Adverse Effect;

          (j) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free and clear of all liens, encumbrances, or claims and will conform to the description of the Stock contained in the Pricing Prospectus;

          (k) The Company has been designated as a non-resident company of Bermuda for the purposes of the Exchange Control Act 1972 and, as such, is free to acquire, hold and sell foreign currency (including the payment of dividends) without restriction;

          (l) This Agreement has been duly authorized, executed and delivered by the Company;

          (m) The issuance and sale of the Shares to be sold by the Company hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of (i) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the provisions of the Memorandum of Association or Bye-laws of the Company or
     (iii) any statute or any order, rule or regulation of, any court or governmental agency or body or any stock exchange authorities (a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their respective properties (hereinafter referred to as "Governmental Authorizations"), except, in the case of clauses (i) and
     (iii), for such violations that would not, individually or in the aggregate, materially affect the value of the Shares, the ability of the Company to consummate the transactions contemplated hereby or reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration, or qualification of or with any such Governmental Agency is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act and such consents, approvals authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by or for the account of the Underwriters, such consents, approvals, authorizations, orders, registrations or qualifications the failure of which to obtain would not, individually or in the aggregate, materially affect the value of the Shares, the ability of the Company to consummate the transactions contemplated hereby or reasonably be expected to have a Material Adverse Effect;

          (n) Neither the Company nor any of its subsidiaries is in violation of any of its constituent documents, or, except for such defaults which would not, individually or in

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     the aggregate, reasonably be expected to have a Material Adverse Effect, is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (o) There is no income or other tax of Bermuda (imposed by withholding or otherwise) on any dividend or distribution to be made by the Company to the holders of the Shares;

          (p) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (q) The statements set forth in the Pricing Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Shares, under the caption "Material U.S. Federal Income Tax and Bermuda Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete summaries of such provisions in all material respects;

          (r) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

          (s) Neither the Company, nor any of its subsidiaries is or, after giving effect to the offering and sale of the Shares, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (t) The  Company  and  each of its  subsidiaries  have  all  licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Pricing Prospectus, except to the extent that the failure to have or obtain such licenses, franchises, permits, authorizations, approvals and orders would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

          (u) Neither the Company nor Lazard Group LLC is a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC;

          (v) To its knowledge, neither the Company nor any of its subsidiaries or controlled affiliates does business with the government of, or with any person located in any country in a manner that violates in any material respect any of the economic sanctions programs or similar sanctions-related measures of the United States as administered by the United States Treasury Department's Office of Foreign Assets Control; and the net proceeds from this offering and any concurrent offering will not be used to fund any operations in, finance any investments in or make any payments to any country, or to make any payments to any person, in a manner that violates in any


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


     material respect any of the economic sanctions of the United States administered by the United States Treasury Department's Office of Foreign Assets Control;

          (w) To its knowledge, neither the Company nor any of its subsidiaries or controlled affiliates does business with the government of Cuba or with any person located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (x) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a "well-known seasoned issuer" as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an "ineligible issuer" as defined in Rule 405 under the Act;

          (y) Deloitte & Touche LLP, who have certified certain consolidated financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (z) The Company's internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) are effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

          (aa) The Company's internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) are sufficient to enable the Company's principal executive officer and principal financial officer to satisfy, in a timely manner, their respective certification obligations under Section 302 of the Sarbanes-Oxley Act of 2002; and

          (bb) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

     2. Each of the Selling Shareholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

          (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, will be obtained by the Time of Delivery (as defined in Section 6 hereof); and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power-of-Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares by the Time of Delivery to be sold by such Selling Shareholder hereunder;


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          (b) The  sale of the  Shares  to be sold by such  Selling  Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

          (c) Such Selling Shareholder immediately prior to the each Time of Delivery will have good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances or claims, will pass to the several Underwriters;

          (d) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the initial "Lock-Up Period"), not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

          (e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (f) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (g) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal
     Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

          (h) The Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and the Custody Agreement (as defined below) on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement, and such Selling Shareholder has duly executed and delivered (either individually or through its Attorney-in-Fact acting pursuant to the Power of Attorney) a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), to The Bank of New York, as custodian (the "Custodian"); and

          (i) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement will be, upon issuance at the Time of Delivery, subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     3. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per Share of $43.71675 number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and the Selling
Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per Share set forth in clause (a) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company, as and to the extent indicated in Schedule II hereto, hereby grants to the Underwriters the right to purchase at their election up to 1,950,000 Optional Shares, at the purchase price per Share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 6 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     5. [Reserved]

     6. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Shareholders to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian to Goldman, Sachs & Co. at least forty-eight hours in advance. Delivery of the Shares by the Company and the Selling Shareholders will be made to an account or accounts specified by Goldman, Sachs & Co., in such respective portions as Goldman, Sachs & Co. may designate, upon written notice given to the Company and the Selling Shareholders prior to the Notification Time. It is understood and agreed by the parties hereto that no delivery or transfer of Shares to be purchased and sold hereunder at a Time of Delivery shall be effective until and unless payment therefor has been made pursuant hereto and each of DTC, the

     Company and the Selling Shareholders shall have furnished or caused to be furnished to Goldman, Sachs & Co., on behalf of the Underwriters at such Time of Delivery certificates and other evidence reasonably satisfactory to Goldman, Sachs & Co. of the execution in favor of the Underwriters of the book-entry transfer of Shares, to the custodian for DTC.

          The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on December 6, 2006 or such other time and date as Goldman, Sachs & Co., the Company and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., the Company and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 10 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 10(o) hereof, will be delivered at the offices of Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, New York, 10019 (the "Closing Location"), and the Shares will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 6, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

     7.   The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by Goldman, Sachs & Co., as representative of the Underwriters, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Time of Delivery which shall be disapproved by Goldman, Sachs & Co., as representative of the Underwriters, promptly after reasonable notice thereof; to advise Goldman, Sachs & Co., as representative of the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish Goldman, Sachs & Co., as representative of the Underwriters, copies thereof; to advise Goldman, Sachs & Co., as representative of the Underwriters, to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

          (b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

          (c) Promptly from time to time to take such action as Goldman, Sachs & Co., as representative of the Underwriters, may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as Goldman, Sachs & Co., as representative of the Underwriters, may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation for doing business in any jurisdiction;

          (d) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (e) To make generally available to the Company's shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (f) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Initial Lock-Up Period"), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company or its subsidiaries that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities, without your prior written consent, subject to the following exceptions:

               (i) the issuance by the Company of securities pursuant to employee stock option plans or other employee or director plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement; and

               (ii) the issuance by the Company of shares of its Stock in connection with the merger or joint venture with, or acquisition of, another company, or the acquisition of the assets or property of another company, and the related entry into a merger or acquisition agreement, so long as (A) the aggregate number of shares of its Stock issued in such transactions, taken together, does not exceed
          10,600,000 and (B) the recipients of any such shares of Stock in excess of 5,300,000 (i.e., representing 50% of the aggregate number of shares of Stock issuable pursuant to this clause (ii)) agree to be bound by the lock-up restrictions that apply to the Company as set forth herein;

          (g) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' or members' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the U.S. ("U.S. GAAP")) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in each case as required by the rules and regulations of the Act, provided that the Company may satisfy the requirements of this subsection by filing such information and all other information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

          (h) During a period of two years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to the Company's shareholders, and to deliver to you as soon as practicable after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed;

          (i) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

          (j) To use the net proceeds received from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (k) Not to (and to cause the Company's subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares;

          (l) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

          (m) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

          (n) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); PROVIDED, HOWEVER, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

     8. (a) The Company represents and agrees that, without the prior consent of Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co., it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. is listed on Schedule III(a) hereto;

          (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

          c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Goldman, Sachs & Co. and, if requested by

     (Goldman, Sachs & Co., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; PROVIDED, HOWEVER, that with respect to information provided by a Selling Shareholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3, this provision shall only apply to the extent the Company has knowledge of such an event; PROVIDED FURTHER, HOWEVER, that this provision shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein.

     9. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 7(c) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys;
(iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (x) any fees and expenses of counsel for such Selling Shareholder, (y) such Selling Shareholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian (if not paid for by the Company), and (z) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. In connection with clause (z) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Shareholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 12 and 15 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes (other than any imposed by Bermuda or any political subdivision or taxing authority thereof or therein) on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     10. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the

Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 7(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the
     Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Cravath, Swaine & Moore LLP, counsel for the Underwriters, shall have furnished to you such written statement, opinion or opinions, dated such Time of Delivery, with respect to the matters covered in the paragraph following paragraph (vii) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) [Reserved];

          (d) Wachtell, Lipton, Rosen & Katz, counsel for the Company and its subsidiaries, shall have furnished to you their written opinion (in the form set forth in Annex II(a) hereto), dated such Time of Delivery, to the effect that:

               (i) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 18 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 18 hereof; and service of process effected on such agent in the manner set forth in Section 18 hereof will be effective to confer valid personal jurisdiction over the Company;

               (ii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate, have a Material Adverse Effect;

               (iii) The issuance and sale of the Shares being delivered at such Time of Delivery to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument filed as an exhibit to the Registration Statement nor will such action result in any violation of any statute under the laws of the State of New York or the federal securities laws of the United States of America or any order, rule or regulation known to such counsel of any United States Federal or New York Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties;

               (iv) No Governmental Authorization of the United States or the State of New York is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, such consents, approvals, authorizations, registrations or qualifications that have been obtained or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and such consents, approvals, authorizations, registrations or qualifications the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (v) The statements set forth in the Prospectus under the caption "Material U.S. Federal Income Tax and Bermuda Tax Considerations", insofar as they purport to constitute a summary of U.S. laws and the documents referred to therein, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete summaries of such provisions in all material respects;

               (vi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and notes or other financial or statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and

               (vii) Counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

               Although counsel has not verified, is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except for those referred to in the opinion in subsection (v) of this Section 10(d), no facts have come to such counsel's attention that lead them to believe, and such counsel has no other reason to believe (i) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and notes or other financial or statistical data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Pricing Disclosure Package, as of the Applicable Time (other than the financial statements and related schedules and notes or other financial or statistical data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or
          (iii) that, as of its date, and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and notes or other financial or statistical data included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering their opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company.

               With  respect to the  matters to be covered in  paragraphs  (vi),
          (vii) and the paragraph following paragraph (vii) above, such counsel may state that their opinion is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and discussions with representatives of the Company and its auditors (including discussions in which the Underwriters and their counsel participated) in connection with such preparation of the Registration Statement and Prospectus and any amendments or supplements thereto but is without independent check or verification, except as with respect to matters set forth in paragraph
          (v) above, except as specified.

               In rendering their opinion, such counsel may state that they express no opinion other than as to the law of the State of New York and the federal securities laws of the United States.

          (e) Conyers Dill & Pearman, Bermuda counsel for the Company and its subsidiaries, shall have furnished to you their written opinion (in the form as set forth in Annex II(b) hereto), dated such Time of Delivery, to the effect that:

               (i) The Company (i) has been duly incorporated and is existing as a corporation in good standing under the laws of Bermuda (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda) and (ii) has the necessary corporate power and authority to conduct its business as described in the Prospectus;

               (ii) The statements contained in the Prospectus under the caption "Description of Our Common Stock", to the extent that they constitute statements of Bermuda law, are accurate in all material respects;

               (iii) All issued shares of capital stock of the Company (including, when issued and paid for, the Shares to be sold by the Company in accordance with the Underwriting Agreement), will be validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof) and will not be subject to any statutory pre-emptive or similar rights;

               (iv) No order, consent, approval, licence, authorisation or validation of, filing with or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of this Agreement, including the issuance and sale of the Shares, or the ownership or lease of the Company's properties and conduct of its businesses as described in the Prospectus, except such as have been duly obtained or filed in accordance with Bermuda law;

               (v) The Company has taken all corporate action required to authorise its execution and filing of the Registration Statement and its execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by or on behalf of the Company, and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms thereof;

               (vi) The execution and delivery of this Agreement, including the issuance and sale of Shares, and the performance by the Company of its obligations thereunder will not result in any violation of the provisions of the Memorandum of Association or Bye-laws of the Company or any applicable law, regulation, order or decree in Bermuda;

               (vii) The statements contained in the Prospectus forming a part of the Registration Statement under the captions "Prospectus Summary--Material U.S. Federal Income Tax and Bermuda Tax Considerations," "Material U.S. Federal Income Tax and Bermuda Tax Considerations--Taxation of Lazard and its Subsidiaries--Bermuda" and "Material U.S. Federal Income Tax and Bermuda Tax Considerations--Taxation of Shareholders--Bermuda", to the extent that they constitute statements of Bermuda law, are accurate in all material respects;

               (viii) The Company has received an assurance from the Ministry of Finance in Bermuda that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Company or any of its operations or its shares, debentures or other obligations (subject to the proviso expressed in such assurance as described in the Prospectus);

               (ix) The choice of the laws of the State of New York as the governing law of the Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. To the extent Bermuda law is applicable, the submission in the Documents to the jurisdiction of the New York Court is valid and binding upon the Company;

               (x) The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda;

               (xi) The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Documents in respect of itself or its property; and

               (xii) The Company has been designated as non-resident of Bermuda for the purposes of the Exchange Control Act 1972 and, as such, is free to acquire, hold and sell foreign currency (including the payment of dividends) without restriction. There is no income or other tax of Bermuda imposed by withholding or otherwise on any dividend or distribution to be made by the Company to the holders of the Shares.

          (f) Scott D. Hoffman, Esq., General Counsel of the Company, shall have furnished to you his written opinion (in the form set forth in Annex II(c) hereto), dated such Time of Delivery, to the effect that:

               (i) Each of the Company and each subsidiary of the Company (as such term is defined in Rule 1-02(w) of Regulation S-X as promulgated by the SEC) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction, except where the failure to be so qualified or in good standing as a foreign corporation would not reasonably be expected to result in a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (ii) Each subsidiary of Lazard Ltd (as such term is defined in Rule 1-02(w) of Regulation S-X as promulgated by the SEC) has been duly incorporated or organized and is validly existing as a corporate entity in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect; and all of the issued shares of capital stock or other equity interests of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and shares or interests in the Paris subsidiary that are owned by Lazard Group LLC's French managing directors and except as otherwise set forth or described in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as described in the Prospectus (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe both you and they are justified in relying upon such opinions and certificates);

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth in the Prospectus, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (iv) The issuance and sale of the Shares, compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (v) To the best of such counsel's knowledge, the Company and each of its subsidiaries have all licenses and concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their businesses as described in the
          Prospectus, and the Company and each of its subsidiaries have all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Prospectus, except for such licenses, concessions, franchises, permits, authorizations, approvals and orders the failure to obtain which will not have, individually or in the aggregate, a Material Adverse Effect;

               (vi) To best of such counsel's  knowledge,  none of the Company's subsidiaries is in violation of its constitutive documents and neither the Companynor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for such violations or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

               (vii) The statements set forth in the Prospectus under the caption "Certain Relationships and Related Transactions", insofar as they purport to describe the provisions of the documents referred to therein, are accurate and complete summaries of such provisions in all material respects.

               Although such counsel has not verified, is not passing upon, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except for those referred to in the opinion in subsection (vii) of this Section 10(f), no facts have come to such counsel's attention that lead him to believe and such counsel has no other reason to believe (i) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and notes or other financial or statistical data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) that, as of its date, and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and notes or other financial or statistical data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering his opinion, such counsel may state that he expresses no opinion other than as to the law of the State of New York and the federal securities laws of the United States.

          (g) Wilmer Cutler Pickering Hale and Dorr LLP, Investment Company Act counsel for the Company and its subsidiaries, shall have furnished to you their written opinion (in the form set forth in Annex II(d) hereto), dated such Time of Delivery, to the effect that none of the Company, Lazard Group LLC, LLtd Corp II, a Delaware corporation ("Ltd Sub A"), Lltd 2 S.ar.l., a Luxembourg Company ("Ltd Sub B"), is or, after giving effect to the offering and sale of the Shares, will be an "investment company", as such term is defined in the Investment Company Act;

          (h) The respective counsel for each of the Selling Shareholders (which counsel may be internal counsel of the Company), each shall have furnished to you their written opinion with respect to each of the Selling Shareholders for whom they are acting as counsel (a draft of each such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms;

               (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder; and the sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

               (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Shareholder hereunder, except any such consent, approval, authorization or order which has been duly obtained and is in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

               (iv) Immediately prior to such Time of Delivery, such Selling Shareholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and

               (v) Immediately prior to such Time of Delivery, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

               In rendering the opinion in paragraphs (iv) and (v), such counsel may rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of, and liens, encumbrances or claims on, the Shares sold by such Selling Shareholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

          (i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

          (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus there shall not have been (a) any change in the capital stock of the Company or any of its subsidiaries, (b) any change in the amount of long-term debt of the Company or any of its subsidiaries, or
     (c) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' or members' equity or results of operations of the Company and its subsidiaries, otherwise than as (1) set forth or contemplated in the Pricing Prospectus, including the pro forma financial and capitalization information included therein, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus, (2) a result of the separation and recapitalization transactions that occurred at the time of the Company's initial public offering or (3) a result of any issuance of securities pursuant to the Company's 2005 Equity Incentive Plan;

          (k) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock (if any) by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock (if any);

          (l) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York or London declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or the United Kingdom; (iv) a change or development involving a prospective change in Bermuda taxation affecting the Company, the Shares or the transfer thereof; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Bermuda or the declaration by the United
     States,  the United  Kingdom or Bermuda of a national  emergency or war; or
     (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Bermuda or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (m) The Shares to be sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (n) The Company shall have complied with the provisions of Section 7(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (o) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (j) and (k) of this Section, and as to such other matters as you may reasonably request; and

          (p) The Company has delivered to Goldman, Sachs & Co. on behalf of the several Underwriters (i) a lock-up agreement, substantially as set forth in Annex III hereto, signed by each of the persons or entities listed on
     Schedule IV hereto.

          11. [Reserved]

          12. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Selling Shareholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or any such amendment or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein. The liability of each Selling Shareholder under the indemnity contained in this paragraph shall be limited to an amount equal to the amount of gross proceeds attributable to the sale of such Selling Shareholder's Shares.

          (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing
     Prospectus, or arise out of or are based upon the omission or alleged omission to be stated therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or any amendment thereto, or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and such Selling Shareholder for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d) Promptly  after receipt by an indemnified  party under  subsection
     (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 12 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
     (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
     (e), (x) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (y) no Selling Shareholder shall be required to contribute any amount in excess of the amount of gross proceeds attributable to the sale of such Selling Shareholder's Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Shareholders under this Section 12 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer Affiliate of any Underwriter; and the obligations of the Underwriters under this Section 12 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

          13. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in
     Section 9 hereof and the indemnity and contribution agreements in Section 12 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     14. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

     15. If this Agreement shall be terminated pursuant to Section 13 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 9 and 12 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of Shares to be sold by the Company and such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 9 and 12 hereof.

     16. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representative; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representative in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention:
Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at is address set


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


forth in Schedule II hereto; and if to the Company or LAZ-MD Holdings shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to any person or entity set forth on Schedule IV shall be delivered or sent by mail, telex or facsimile transmission to the address or contact specified on such Schedule IV; provided, however, that any notice to an Underwriter pursuant to Section 12(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     17. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided herein, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     18. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company and each of the Selling Shareholders irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Bermuda. The Company and each of the Selling Shareholders has appointed Lazard Group LLC, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company and each of the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such serviceto the Company or a Selling Shareholder shall be deemed, in every respect, effective service of process upon the Company or the relevant Selling Shareholder as the case may be.

     19. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company or a Selling Shareholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company or such Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The


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


term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     20. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     21. The Company and each of the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company and each of the Selling Shareholders, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any of the Selling Shareholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of the Selling Shareholders on other matters) or any other obligation to the Company or any of the Selling Shareholders except the obligations expressly set forth in this Agreement and
(iv) the Company and each of the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any of the Selling Shareholders, in connection with such transaction or the process leading thereto.

     22. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company or the Selling Shareholders on the one hand, and the Underwriters, or any of them, on the other, with respect to the subject matter hereof.

     23. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     24. The Company, each of the Selling Shareholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     25. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     26. The Company and each of the Selling Shareholders is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.


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


     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.



                                        Very truly yours,

                                        Lazard Ltd

                                        By: /s/ Scott D. Hoffman
                                           -------------------------------------
                                           Name:  Scott D. Hoffman
                                           Title: Managing Director and General
                                                  Counsel

                                        Each  Selling   Shareholder  named  in
                                        Schedule  II  to  this Agreement

                                        By: /s/ Scott D. Hoffman
                                           -------------------------------------
                                           Name:  Scott D. Hoffman
                                           Title: Managing Director and General
                                                  Counsel

                                           As Attorney-in-Fact acting on behalf
                                           of each of the Selling Shareholders
                                           named in Schedule II to this
                                           Agreement.



Accepted as of the date hereof:

Goldman, Sachs & Co.

By: /s/ Goldman, Sachs & Co.
   -------------------------------------

   On behalf of each of the Underwriters



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